                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Potomac Insurance Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Potomac Insurance Trust for the period ended June 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Potomac Insurance Trust for the stated period.


/s/ Daniel D. O'Neill                             /s/Timothy P. Hagan
---------------------                             -------------------
Daniel D. O'Neill                                 Timothy P. Hagan
President, The Potomac Insurance Trust            Chief Financial Officer,
                                                  The Potomac Insurance Trust


Dated: September 7, 2005
       -----------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Potomac Insurance Trust for purposes of the Securities Exchange Act of 1934.




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